UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2019

KBS REAL ESTATE INVESTMENT TRUST II, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-53649	26-0658752
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Purchase and Sale Agreement for Sale of the Membership Interests in KBSII 100-200 Campus Drive, LLC and KBSII 300-600 Campus Drive, LLC
On September 9, 2008, KBS Real Estate Investment Trust II, Inc. (the “Company”), through an indirect wholly owned subsidiary, KBSII 100-200 Campus Drive, LLC, purchased two four-story office buildings located at 100 & 200 Campus Drive in Florham Park, New Jersey containing 590,458 rentable square feet on an approximate 71.1-acre parcel of land (the "100 & 200 Campus Drive Buildings"). As of June 30, 2019, the 100 & 200 Campus Drive Buildings represented approximately 13.1% of the Company’s total assets and 15.8% of the Company’s total revenues for the six months ended June 30, 2019.
On October 10, 2008, the Company, through an indirect wholly owned subsidiary, KBSII 300-600 Campus Drive, LLC, purchased four four-story office buildings containing 578,388 rentable square feet (the “300-600 Campus Drive Buildings”). The 300-600 Campus Drive Buildings are located at 300, 400, 500 and 600 Campus Drive in Florham Park, New Jersey on an approximate 64.80-acre parcel of land. As of June 30, 2019, the 300-600 Campus Drive Buildings represented approximately 13.3% of the Company’s total assets and 20.5% of the Company’s total revenues for the six months ended June 30, 2019.
On October 22, 2019, the Company, through indirect wholly owned subsidiaries, entered into a membership interest purchase and sale agreement and escrow instructions (the “Agreement”) for the sale of all of the membership interests of KBSII 300-600 Campus Drive, LLC (the owner of the 300-600 Campus Drive Buildings) and KBSII 100-200 Campus Drive, LLC (the owner of the 100 & 200 Campus Drive Buildings)(together, the “Property Owners”) to 100-600 Campus Drive, LLC (the “Purchaser”), an affiliate of Opal Holdings. Pursuant to the Agreement, the total purchase price for the Property Owners is $320.0 million.
There can be no assurance that the Company will complete the sale of the Property Owners. The Purchaser would be obligated to purchase the Property Owners only after satisfaction of agreed upon closing conditions. In some circumstances, if the Purchaser fails to complete the acquisition, it may forfeit up to $4.0 million of earnest money.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

Dated: October 28, 2019	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary